SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Vericimetry Funds

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held March 15, 2016

Dear Shareholders,

We are writing to let you know that the Board of Trustees of Vericimetry Funds, an open-end investment management company organized as Delaware statutory trust (the “Trust”), has called a special meeting of the shareholders of the Trust (the “Meeting”), to be held at the offices of Vericimetry Funds on March 15, 2016, at 1968 N. Lake Ave., #303, Altadena, CA 91001, 9:00 A.M. Pacific Time. We hope that you will review the information provided in connection with the matters to be discussed at the Meeting, and we encourage you to vote your shares whether or not you attend the Meeting in person.

The Meeting has been called for the following purposes:

Proposals		Funds Voting	Recommendation of the Board of Trustees
1.	To elect Dr. Mendel Fygenson, Brian Wing, Chad Lasdon and Paul Karapetian to the Board of Trustees of the Trust.	Vericimetry U.S. Small Cap Value Fund	FOR

2.	To approve a new advisory agreement between Vericimetry Advisors LLC and the Trust, with respect to Vericimetry U.S. Small Cap Value Fund.	Vericimetry U.S. Small Cap Value Fund	FOR
Only shareholders of record at the close of business on January 15, 2016, are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.  The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be delivered to shareholders on or about January 15, 2016.  Should you have any questions about the proxy, or about how to cast your vote, please call our proxy information line at (866) 751-6308.   Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

By Order of the Board of Trustees

Dr. Glenn S. Freed, President

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete, date and sign the enclosed proxy card and return it promptly as instructed on the proxy card.  You also may vote by telephone or via the Internet by following the instructions on the enclosed proxy card.  Whether or not you plan to attend the meeting in person, please vote your shares; if you attend the meeting, you may revoke your proxy and vote your shares in person.

Important Notice Regarding Internet Availability of Proxy Materials for the Shareholder Meeting to be held on March 15, 2016

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including a copy of the proposed reorganization) and Proxy Card are available at: www.proxyonline.com/docs/vericimetry.pdf.

This Notice Regarding Internet Availability of Proxy Materials is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are included in the documents provided with this notice.  Additional copies of the complete proxy materials are available on the Internet, by email or by telephone.  Shareholders are encouraged to access and review the proxy materials before voting.  The control number needed to vote your proxy is located on the enclosed voting form.

The proxy materials for the shareholder meeting to be held on March 15, 2016 and copies of the Fund’s most recent annual and semi-annual reports to shareholders are available at no charge at www.vercimetryfunds.com, by calling 213-769-8290 or by emailing info@vericimetry.com.  Telephone or email requests for additional copies of the proxy materials should be made by March 1, 2016, to facilitate timely delivery.  The date, time, location and purpose for the meeting can be found on the enclosed Notice of Meeting.

For more information or assistance with voting, including for information on how to obtain directions to be able to attend the meeting and vote in person, please call 213-769-8290.

VERICIMETRY FUNDS
1968 N. Lake Ave.
#303
Altadena, CA 91001

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held March 15, 2016

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees” or “Board of Trustees”) of Vericimetry Funds (the “Trust”) for use at the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of Vericimetry Funds on March 15, 2016, at 1968 N. Lake Ave., #303, Altadena, CA 91001, 9:00 A.M. PST Time, and at any and all adjournments thereof.  The Trust is soliciting proxies on behalf of Vericimetry U.S. Small Cap Value Fund (the “Fund”), the only series currently authorized by the Trustees.

Items for Consideration

The Board called the Meeting for the following purposes:

1.	To elect four Trustees to the Board.

2.	To approve a new advisory agreement (the “New Advisory Agreement”) between Vericimetry Advisors LLC (the “Adviser” or “Vericimetry”) and the Trust, with respect to the Fund.

3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Notice of Meeting, Proxy Statement and accompanying form of proxy will be delivered to shareholders on or about January 15, 2016.

Only shareholders of record at the close of business on January 15, 2016 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund’s most recent annual and semi-annual report are available at no charge at www.vericimetryfunds.com or by calling 213-769-8290.

PROPOSAL 1

ELECTION OF TRUSTEES

In this proposal, shareholders of the Fund are being asked to elect Dr. Mendel Fygenson, Brian Wing, Chad Lasdon and Paul Karapetian (each a “Nominee,” together the “Nominees”) to the Board.  Each Nominee has agreed to serve on the Board for an indefinite term.

During a special meeting held on December 18, 2015, Dr. Fygenson, Mr. Wing, Mr. Lasdon and Mr. Karapetian were each nominated for election to the Board by the members of the Board of Trustees that are not “interested persons” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (referred to hereafter as the “Independent Trustees”).  The Trust’s Nominating Committee recommended each Nominee’s nomination to the Board of Trustees.

Mr. Wing is an incumbent Trustee, having been appointed to that position by the Board on August 17, 2013.  The Investment Company Act of 1940, as amended (the “1940 Act”), requires a certain percentage of the Trustees to have been elected by shareholders before the Board can appoint any new Trustees.  To facilitate future compliance with this requirement, the Board now proposes to have shareholders elect Mr. Wing to his current position.  Even if shareholders do not elect Mr. Wing, he will continue to serve in his current capacity pursuant to his appointment to the Board.

If elected, Dr. Fygenson will be considered a Trustee who is an “interested person” for purposes of the 1940 Act because he is a principal of the Adviser; Mr. Lasdon and Mr. Karapetian each will be considered an Independent Trustee. If elected, Dr. Fygenson, Mr. Larson and Mr. Karapetian each will begin serving as Trustee on or around March 15, 2016.

Information about the Nominees

Below is information about each Nominee and the attributes that qualify each to serve as a Trustee.  The information provided below is not all-inclusive.  Many Trustee attributes involve intangible elements, such as intelligence, work ethic and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions.  The Board does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experiences of the Nominees makes each highly qualified.

The Board believes each Nominee possesses experiences, qualifications and skills valuable to the Trust.  Each Nominee has substantial business experience, effective leadership skills and an ability to critically review, evaluate and assess information.

Interested Trustee Nominee and Independent Trustee Nominees

Dr. Fygenson currently serves as CIO and Portfolio Manager to the Fund. He oversees the Model Portfolio and the Trading Factors in the Fund's Holdings.  Dr. Fygenson, together with Dr. Glenn S. Freed, are responsible to the day-to-day management of the Fund's holdings. Dr. Fygenson holds a Ph.D. in Biostatistics from the University of Michigan and a M.A. in Statistics from SUNY Buffalo. He earned his B.S. summa cum laude in Statistics and B.A. summa cum laude in Philosophy from Haifa University, Israel. Dr. Fygenson is a Data Scientist specializing in advanced analytical methods. He has more than 20 years of experience creating targeting/trading strategies, predictive models and data structure algorithms for the digital media and investment industries. Since 1996, he has been a professor of Data Sciences and Operations at the Marshall School of Business at the University of Southern California (“USC”). Dr. Fygenson’s research has been published in leading scientific journals; he has given numerous invited talks around the world and has served multiple times as an expert panelist for the National Science Foundation in the Mathematics and the Social Sciences divisions.

Since 2013, Mr. Lasdon has served Bank of the West as Vice President and as a Relationship Manager within the bank’s Real Estate Industries Division.  Prior to joining Bank of the West, Mr. Lasdon worked for BentleyForbes, a privately-held commercial real estate investment company, from 2002 to 2013, serving as Senior Vice President – Capital Markets from 2008 to 2013.  Mr. Lasdon has extensive experience in acquisitions, dispositions, portfolio strategies, debt placement and equity raising.  Mr. Lasdon earned his B.S. from USC and an MBA from Northwestern University’s Kellogg School of Management.

Since 2006, Mr. Karapetian has worked with IDS Real Estate Group (“IDS”), a corporate real estate services firm that provides acquisition, tenant representation, facilities management, construction management, lease administration and disposition services. Mr. Karapetian serves the firm as Senior Vice President and head of Corporate Services Division, responsible for the day-to-day operations of the Division.  At IDS, he oversees construction management, facilities management, lease administration, consulting, advisory and retail sales forecasting services for large corporate clients across the country.  Mr. Karapetian earned his B.S. from USC, and he is a licensed real estate broker.

Additional information about Dr. Fygenson, Mr. Lasdon and Mr. Karapetian is set forth in the following table:

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Trust to be Overseen by Nominee	Other Trusteeships Held by the Nominee for Trustee During the Past 5 Years
Mendel Fygenson, PhD Age: 59	Interested Trustee	N/A	Professor, University of Southern California (1995 – Present); Consultant, Divine Analytics (2008 – Present)	1	0
Chad Lasdon Age: 36	Independent Trustee	N/A	Vice President, Bank of the West (2013 – Present); Senior Vice President – Capital Markets, BentleyForbes (2008 – 2013)	1	0
Paul Karapetian Age: 38	Independent Trustee	N/A	Senior Vice President, IDS Real Estate Group (2006 –Present)	1	0

[1]	The mailing address of each Nominee is c/o Vericimetry Funds, 1968 N. Lake Ave., #303, Altadena, CA 91001.

Incumbent Independent Trustee Nominee

The Board believes that Mr. Wing should be elected by shareholders as a Trustee principally because he is a highly accomplished, results-driven senior operational management executive with more than 20 years’ experience in public accounting and private industry, including start-ups and multi-billion-dollar corporations.  From 2013 until 2015, Mr. Wing served in the roles of Chief Financial Officer, Chief Operating Officer and President (Operations) for HYLA Mobile (formerly eRecyclingCorps), one of the world’s leading providers of products and services that capture, extend and optimize the life and value of used mobile phones. From 2009 until 2013, Mr. Wing served in the roles of Chief Financial Officer, Treasurer and Senior Vice President (Operations) for Consolidated Electrical Distributors, Inc., one of the largest electrical distributors in the U.S.  From 2008 until 2009, Mr. Wing served as Executive Vice President, Corporate Development for MGA Entertainment, one of the largest private toy companies in the U.S.  Mr. Wing is a CPA and has earned Master of Business Taxation and Master of Business Administration degrees from USC and a B.S. in Mathematics/Applied Science from the University of California.

The following table provides information regarding the incumbent Independent Trustee Nominee:

Name, Address[2] and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Trust Overseen	Other Trusteeships Held by Trustee During the Past 5 Years
Brian K. Wing Age: 49	Independent Trustee	Since August 2013	Chief Financial Officer, HYLA Mobile, Irving, Texas, 2013 – 2015; Chief Financial Officer, Treasurer and Senior Vice President (Operations), Consolidated Electrical Distributors, Inc., Irving, Texas, 2009 - 2013; Executive Vice President, Corporate Development, MGA Entertainment, Inc., Van Nuys, California, 2008 – 2009.	1	0

[2]	The mailing address of the incumbent Independent Trustee Nominee is c/o Vericimetry Funds, 1968 N. Lake Ave., #303, Altadena, CA 91001.

Incumbent Interested Trustee and Officers

The following table provides information regarding the incumbent interested Trustee (who is not a Nominee) and the officers of the Trust:

Name, Address[3] and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Trust Overseen	Other Trusteeships Held by the Nominee for Trustee During the Past 5 Years
Glenn S. Freed, PhD Age: 54	Chairman, President, Treasurer, Secretary, & Interested Trustee	Treasurer, and Secretary, Since July 2013; Other positions, Since the Trust’s inception	Co-Chief Executive Officer, Vericimetry Advisors LLC, 2011- present; Vice President, Dimensional Fund Advisors LP, 2001 to 2010.	1	0
Christopher Thomas Age: 58	Chief Compliance Officer	Since September 2014	Chief Compliance Officer (2014-present); Chief Compliance Officer, First Pacific Advisors, LLC, (2005-2014), Vice President, Controller, Fund Assistant Treasurer, First Pacific Advisors, LLC, (1995 -2005).	NA	0

[3]	The mailing address of the incumbent interested Trustee and officers is c/o Vericimetry Funds, 1968 N. Lake Ave., #303, Altadena, CA 91001.

Incumbent Independent Trustee

The following table provides information regarding the incumbent Independent Trustee who is not a Nominee:

Name, Address[4] and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Trust Overseen	Other Trusteeships Held by Trustee During the Past 5 Years
Kenneth A. Merchant, PhD Age: 69	Independent Trustee	Indefinite Term, Since the Trust’s inception	Deloitte & Touche LLP, Chair of Accountancy, 1997-present; Professor, Leventhal School of Accounting, Marshall School of Business, University of Southern California, 1990 - present.	1	0

[4]	The mailing address of the incumbent Independent Trustee is c/o Vericimetry Funds, 1968 N. Lake Ave., #303, Altadena, CA 91001.

Incumbent Trustee Qualifications

Below are summaries of the qualifications of the two incumbent Trustees who are not candidates being proposed for election at the Meeting. The Trust has concluded that each of these Trustees should serve on the Board because of his ability to review and understand information about the Trust and the Fund provided by management, to identify and request other information he may deem relevant to the performance of the Trustees’ duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise his business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on his own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Dr. Freed should serve as Trustee of the Trust principally because of the experience he has gained as chief executive officer and co-chief investment officer of the Adviser, his knowledge of and experience in the financial services industry, and the experience he has gained serving as trustee of the Trust since 2011.

The Trust has concluded that Dr. Merchant should serve as Trustee of the Trust principally because of the experience he has gained as an accounting professor, dean and lecturer at various universities, and the experience he has gained at an international public accounting firm. Dr. Merchant is a prolific writer of books, papers and articles on Accounting. He has also consulted for a long list of distinguished US corporations including serving on multiple boards of both public and private companies.

Trustee and Nominee Trust Ownership

Some of the Nominees own shares of the Trust.  The following table shows the dollar range of the shares beneficially owned by each Nominee and each incumbent Trustee as of January 15, 2016:

Name of Trustee or Nominee	Dollar Range of Equity Securities in the Trust[5]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Incumbent Trustee or Nominee in Family of Investment Companies
Mendel Fygenson, PhD	Over $100,000	Over $100,000
Chad Lasdon	None	None
Paul Karapetian	None	None
Glenn S. Freed, PhD	Over $100,000	Over $100,000
Kenneth A. Merchant, PhD	Over $100,000	Over $100,000
Brian K. Wing	None	None

[5]	Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and over $100,000. The Trust currently consists of a single series, the Fund.

Trustee Compensation

The following table sets forth information regarding compensation of Trustees by the Trust for the fiscal year ended September 30, 2015:

Name and Position	Aggregate Compensation from the Fund for Service to the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation Paid to Trustees by the Fund for Service to Trust and Trust Complex
Glenn S. Freed, PhD, Trustee	$0	$0	$0	$0
Kenneth A. Merchant, PhD, Trustee	$2,500	$0	$0	$2,500
Brian K. Wing, Trustee	$2,500	$0	$0	$2,500

Leadership Structure and Board of Trustees

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The Board has engaged the Adviser to manage and/or administer the Trust and is responsible for overseeing the Adviser and other service providers to the Trust and the Fund. The Board is currently composed of three Trustees, including two Trustees who are Independent Trustees. In addition to four regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting.  The Board met four times during the last fiscal year.

Board Oversight of Risk

Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Fund’s risks directly and through its officers. While day-to-day risk management responsibilities rest with the Trust’s Chief Compliance Officer, investment adviser and other service providers, the Board monitors and tracks risk by:

(i) receiving and reviewing quarterly reports related to the performance and operations of the Fund;

(ii) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies and transaction procedures;

(iii) periodically meeting with the portfolio managers to review investment strategies, techniques and related risks;

(iv) meeting with representatives of key service providers, including the Fund’s investment adviser, administrator, transfer agent, the custodian and the independent registered public accounting firm, to discuss the activities of the Fund;

(v) engaging the services of the Chief Compliance Officer of the Trust to test the compliance procedures of the Trust and its service providers;

(vi) receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Fund’s financial condition and the Trust’s internal controls; and

(vii) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation.

The Board has concluded that its general oversight of the Fund’s investment adviser and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

Board Committees

The Board has established two standing committees: an Audit Committee and a Nominating Committee. Both Committees are comprised entirely of the Independent Trustees.

The members of the Audit Committee are Kenneth A. Merchant and Brian K. Wing. The Audit Committee is generally responsible for (i) overseeing and monitoring the Trust’s internal accounting and control structure, its auditing function and its financial reporting process, (ii) selecting and recommending to the full Board of Trustees the appointment of auditors for the Trust, (iii) reviewing audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed; (iv) reviewing the qualifications of the auditor’s key personnel involved in the foregoing activities and (v) monitoring the auditor’s independence.  The Audit Committee met two times during the last fiscal year.

The members of the Nominating Committee are Kenneth A. Merchant and Brian K. Wing. The Nominating Committee is governed by a charter, a copy of which is attached as Appendix B.  It is the policy of the Nominating Committee not to consider nominees recommended by Trust shareholders as candidates for Board membership.  While the Nominating Committee has not set any specific minimum requirements for Board service, the Nominating Committee will consider a candidate’s qualification, experience, attributes and skills for Board membership and, with respect to evaluating candidates to serve as independent trustees, the independence of such candidate from the Adviser and other principal service providers for the Trust.  In determining whether a nominee should serve on the Board, the Nominating Committee may consider a wide variety of factors including, but not limited to, those listed in the committee’s charter.  The Nominating Committee evaluates nominees in light of the Trust’s business and structure, and recommends nominees to the Board for election to the full Board.  The Nominating Committee met two times during the last fiscal year.

The Chairman of the Board of Trustees is Dr. Glenn S. Freed, who is an “interested person” of the Trust, within the meaning of the 1940 Act, on the basis of his affiliation with the Fund and the Adviser. The Trust does not have a “lead” independent trustee. The use of an interested Chairman balanced by an independent Audit Committee allows the Board to access the expertise necessary of oversee the Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s auditor, Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions. Considering the size of the Trust and its shareholder base, the Trustees have determined that an interested Chairman balanced by an independent Audit Committee is the appropriate leadership structure for the Board of Trustees.

The Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” the election of the Nominees to the Board of Trustees.

PROPOSAL 2

APPROVAL OF A NEW ADVISORY AGREEMENT BETWEEN
VERICIMETRY ADVISORS LLC AND THE TRUST, WITH RESPECT TO THE FUND

The primary purpose of this proposal is to enable Vericimetry to continue to serve as the adviser to the Fund after a proposed change of control transaction that, for the reasons described below, will cause the current advisory agreement with Vericimetry (the “Current Advisory Agreement”) to terminate.  So that Vericimetry may continue to advise the Fund after that termination, the Trustees are requesting that shareholders approve a new advisory agreement between Vericimetry and the Trust, with respect to the Fund.  Vericimetry has served as the Fund’s investment adviser since the Fund commenced operations.  Approval of the New Advisory Agreement will not result in any increase in the fee rate paid by the Fund or its shareholders.  The New Advisory Agreement is substantially similar in all material respects to the Trust’s current advisory agreement with Vericimetry (the “Current Advisory Agreement”).  The effective date of the New Advisory Agreement will be the date of the closing of the Transaction (defined below).

Background and Information on Change in Control of the Adviser

As of the date of this Proxy Statement, Dr. Glenn S. Freed owns 75.5% of the outstanding voting membership interests of Vericimetry, and Dr. Mendel Fygenson owns the remaining 24.5% of outstanding voting membership interests of Vericimetry.  Dr. Freed and Dr. Fygenson anticipate entering into a transaction (the “Transaction”) whereby each will assign his interest in Vericimetry to the other.  It is anticipated that after the Transaction, Dr. Fygenson will own 75.5% of the outstanding voting membership interests of Vericimetry, and Dr. Freed will own the remaining 24.5% of outstanding voting membership interests of Vericimetry. The proposed changes in voting interests would not change either Dr. Freed’s or Dr. Fygenson’s economic interest in Vericimetry.

Under the 1940 Act, a transaction that results in the transfer, either directly or indirectly, of ownership of more than 25% of the voting interests of an investment adviser to a third-party is presumed to constitute a “change in control” of the adviser.  The 1940 Act further states that a change in control of an adviser causes the adviser’s advisory agreement to be “assigned,” which results in the automatic termination of the agreement.  When the Transaction closes, a “change in control” of the Adviser for purposes of the 1940 Act will be deemed to have occurred, which will cause the “assignment” and resulting termination of the Current Advisory Agreement.

The 1940 Act requires that advisory agreements be approved by a vote of a majority of the outstanding shares of a fund.  Therefore, shareholders are being asked to approve the proposed New Advisory Agreement.

At a meeting held on November 20, 2015, the Board of Trustees approved the New Advisory Agreement, subject to shareholder approval.  Please see “Evaluation by the Board of Trustees” below for a discussion of the Trustees’ considerations in connection with approving the New Advisory Agreement.

Anticipated Effects of the Transaction on Vericimetry and the Fund

In general, it is anticipated that there will be little or no impact on Vericimetry’s financial condition or the services it currently provides to the Fund as a result of the Transaction. We also expect that after the Transaction, Vericimetry as a firm will continue its operation, client services and obligations in the same professional manner as before the Transaction.

The Advisory Agreements

Under the terms of the Current Advisory Agreement, Vericimetry is entitled to receive an annual fee from the Adviser equal to 0.50% of the average daily net assets of the Fund.  During the fiscal year ended September 30, 2015, the Fund paid the Adviser $941,226 in advisory fees under the Current Advisory Agreement, and the Adviser reimbursed Fund expenses in the amount of $162,276 pursuant to an expense limitation agreement between the Adviser and the Trust, with respect to the Fund.

For such compensation, Vericimetry is responsible for making investment decisions with respect to the Fund’s assets, selecting broker-dealers to execute portfolio transactions on behalf of the Fund, monitoring and ensuring consistency with the Fund’s investment strategies and policies, and providing other management and administrative services to the Fund on an ongoing basis, subject to the oversight of the Board. The Board of Trustees, including the Independent Trustees, initially approved the Current Advisory Agreement at a meeting held on July 19, 2011 and most recently renewed the Current Advisory Agreement at a meeting held on November 20, 2015. The Current Advisory Agreement was last approved by shareholders on July 19, 2011, when it was approved by the Fund’s initial shareholder, the Adviser.

Subject to shareholder approval and the closing of the Transaction, the Trust, on behalf of the Fund, will enter into the New Advisory Agreement with Vericimetry.  The terms and conditions of the New Advisory Agreement are substantially similar in all material respects to those of the Current Advisory Agreement, except that the date of its execution, effectiveness, and termination are changed.  If the New Advisory Agreement with Vericimetry is not approved by the shareholders of the Fund, the Board of Trustees and Vericimetry will consider other options, including a new or modified request for shareholder approval of a new advisory agreement.

The effective date of the New Advisory Agreement for the Fund will be the date of the closing of the Transaction. The New Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund.  The New Advisory Agreement automatically terminates on assignment.  In addition, the New Advisory Agreement may be terminated upon 60 days’ notice by Vericimetry, the Board, or by vote of the majority of the outstanding securities of the Fund.

The New Advisory Agreement, like the Current Advisory Agreement, provides that Vericimetry shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The New Advisory Agreement is attached as Appendix A.  You should read the New Advisory Agreement.  The description in this Proxy Statement of the New Advisory Agreement is only a summary.

Information Concerning Vericimetry

Vericimetry is a limited liability company organized under the laws of the State of Delaware and located at 1968 N. Lake Ave., #303, Altadena, CA 91001.  The names, titles, addresses, and principal occupations of the principal executive officers of Vericimetry are set forth below:

Name and Address*:	Title:	Principal Occupation:
Dr. Glenn S. Freed	Co-Chief Executive Officer, Chief Financial Officer and Elected Manager	Co-Chief Executive Officer, Chief Financial Officer and Elected Manager of Vericimetry Chairman, President, Treasurer, Secretary, & Trustee of Vericimetry Funds
Ruben A. Davila	Elected Manager	Elected Manager of Vericimetry
Christopher H. Thomas	Chief Compliance Officer	Chief Compliance Officer of Vericimetry
Dr. Mendel Fygenson	Co-Chief Executive Officer and Elected Manager	Co-Chief Executive Officer and Elected Manager of Vericimetry

*	Each officer address is in care of Vericimetry, 1968 N. Lake Ave., #303, Altadena, CA 91001.

Vericimetry is deemed to be controlled by Dr. Glenn S. Freed through his ownership of more than 75% of the voting interests in Vericimetry.

Evaluation by the Board of Trustees

At a meeting of the Board of Trustees on November 20, 2015, the Board, including the Independent Trustees, deliberated whether to approve the New Advisory Agreement.  The Board reviewed the materials provided by Vericimetry related to the proposed New Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Advisory Agreement.

The following summarizes the Trustees’ review process and the information on which their conclusions were based:

Nature, Extent and Quality of Services.  The Trustees noted that Vericimetry was founded in 2011 and does not currently advise any other accounts apart from the Fund. The Trustees reviewed the background information on the key investment personnel responsible for advising the Fund, noting that the team had substantial asset management experience.  The Trustees further noted that Vericimetry had recently added a portfolio manager and chief compliance officer to its team, and expressed their appreciation with the adviser’s willingness to continue to invest in personnel.  The Trustees noted that Vericimetry utilizes a structured quantitative investment approach based on a set of defined, fundamental characteristics to select a broadly diversified universe of eligible securities for the Fund. They considered Vericimetry’s assertion that the models used to manage the Fund are not static, but are continually modified in an effort to deliver enhanced returns against the benchmark index and other managers within the U.S. small-cap value domain.  The Trustees evaluated Vericimetry’s risk management process, noting that the Fund is subjected to a comprehensive risk management program and that Vericimetry monitors compliance with the Fund’s investment limitations on a daily basis.  The Trustees also reviewed Vericimetry’s broker selection process, noting that the firm evaluates the quality of trade execution on a daily basis.  The Board concluded that Vericimetry has provided, and has the ability to continue to provide, high quality services to the Fund.

Fees and Expenses.  The Trustees noted the advisory fee proposed to be charged to the Fund under the New Agreement was below the average advisory fee charged to funds in the Fund’s Morningstar category (Small Cap Value), and that the Fund’s net expense ratio was substantially below the average net expense ratio of other funds in the category. The Trustees also considered the size of the Fund, noting that it was smaller than many of the funds in the Morningstar category.  The Trustees concluded the proposed advisory fee was reasonable.

Performance.  The Trustees reviewed the Fund’s performance over the 1-year and since inception time periods, noting that the Fund outperformed its benchmark, the Russell 2000 Value Index, over both time periods (despite slightly negative performance over the 1-year period).  The Trustees also noted that over the 1-year period, the Fund’s returns were slightly above the average return of the funds in the Fund’s Morningstar category.  The Trustees concluded the Fund’s performance was satisfactory and that Vericimetry had the potential to deliver reasonable performance under the New Advisory Agreement.

Economies of Scale.  The Trustees considered whether Vericimetry would realize economies of scale with respect to the management of the Fund.  They considered current distribution efforts used to market the Fund and Vericimetry’s projected growth of the Fund, and they noted that the Fund’s advisory fee of was below the average of the funds in the Fund’s Morningstar category. Based on these factors, the Board concluded that the absence of breakpoints was acceptable at this time, but the matter of economies of scale would be reconsidered at the renewal of the advisory agreement.

Profitability.  The Trustees considered the profits realized by Vericimetry in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the services provided to the Fund.  They reviewed the profitability analysis provided by Vericimetry and agreed that historical profits were reasonable and not excessive based on the level of service provided by the firm.  The Trustees concluded that the level of anticipated profitability under the New Advisory Agreement was unlikely to be excessive.

As a result of their considerations, the Board of Trustees, including all of the Independent Trustees, determined that the proposed New Advisory Agreement is in the best interests of the Fund and its shareholders.  Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the New Advisory Agreement and voted to recommend the New Advisory Agreement to shareholders for approval.

Accordingly, the Board of Trustees of the Trust, including the Independent Trustees, recommends that shareholders of the Fund vote “FOR” approval of the New Advisory Agreement.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a series of Vericimetry Funds, an open-end investment management company organized as a Delaware statutory trust on July 2, 2011.  The Fund’s principal executive offices are located at 1968 N. Lake Ave., #303, Altadena, CA 91001.  The Board of Trustees supervises the business activities of the Fund.  Like other mutual funds, the Trust retains various organizations to perform specialized services.  The Trust currently retains Vericimetry Advisors LLC, located at 1968 N. Lake Ave, #303, Altadena, CA 91001, as the Fund’s investment adviser.  UMB Bank, N.A., 928 Grand Boulevard, Kansas City, MO 64106, is custodian of the Fund’s investments.  UMB Fund Services Inc., 235 West Galena Street, Milwaukee, WI 53212, serves as the fund accountant, administrator and transfer agent for the Fund.  UMB Distribution Services, LLC, 235 West Galena Street, Milwaukee, WI 53212, serves as the Fund’s distributor.  The firm of Cohen Fund Audit Services, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, has been selected as the independent registered public accounting firm for the Fund for the fiscal year ending September 30, 2016.

THE PROXY

The Board of Trustees is soliciting proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy card for voting your shares at the Meeting is enclosed.  The shares represented by each valid proxy received in time will be voted at the Meeting as specified.  If no specification is made, the shares represented by a duly executed proxy will be voted for the election of the Nominees and for the approval of the New Advisory Agreement, and at the discretion of the holders of the proxy, on any other matter that may come before the Meeting about which the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the Secretary of the Trust revoking the proxy, or (iii) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, 13,868,794 shares of beneficial interest of the Fund were issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposals 1 and 2.  Only shareholders of record on the Record Date are entitled to vote at the Meeting.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.  The presence, in person or by proxy, of the holders of a majority of the shares of the Fund is necessary to constitute a quorum at the Meeting.

Approval of Proposal 1

Approval of Proposal 1 requires the affirmative vote of a plurality of all votes at the Meeting. Under this plurality system, vacant Trustee positions are filled by the nominees who receive the largest number of votes, with no majority approval requirement, until all vacancies are filled.

Abstentions and “broker non-votes” (i.e. shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum and as votes against a proposal.  In addition, under the rules of the New York Stock Exchange (“NYSE”), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power.  As a result, such shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of special meetings).  The NYSE does not consider Proposal 1 to be a non-routine matter that affects substantially a shareholder’s rights or privileges.  Consequently, brokers holding shares of the Fund on behalf of clients may vote on Proposal 1 absent instructions from the beneficial owners of the shares.

Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees.  Abstentions and “broker non-votes” will be treated as present for purposes of determining a quorum and votes against a proposal.  Because Trustees are elected by a plurality, non-votes and abstentions will have no effect on Proposal 1.

Approval of Proposal 2

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed New Advisory Agreement.  As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of Proposal 2, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding. In addition, under the rules of the NYSE, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. The NYSE considers Proposal 2 to be a non-routine matter that affects substantially a shareholder’s rights or privileges.  As a result, these shares also will be treated as broker non-votes for purposes of proposals that may affect substantially a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting).

Other Voting Information

If (i) a quorum is not present at the Meeting, or (ii) a quorum is present but sufficient votes in favor of a proposal have not been obtained, then the Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, whether or not a quorum is present, to permit further solicitation of proxies.  The persons named as proxies may propose adjournment of the Meeting for any reason in their discretion.  Any adjourned meeting may be held, within a reasonable time after the date set for the original Meeting, without the necessity of further notice unless a new record date of the adjourned Meeting is fixed.  The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment.  In determining whether to vote for adjournment, the persons named as proxies shall consider all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.  At any adjourned Meeting, the Trust may transact any business which might have been transacted at the original Meeting.

The individuals named as proxies will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed.  If a shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal.  The proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting.  The Board of Trustees of the Trust is not aware of any other matters to come before the Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the knowledge of the Trust’s management, as of the Record Date, the following shareholders were owners of record or beneficial owners of 5% or more of the outstanding shares of the Fund:

Shareholder Name and Address	Amount	Percentage of Outstanding Shares of the Fund
Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104	5,608,668	40.44%
National Financial Services 200 Liberty Street New York, NY 10281	4,941,640	36.63%
TD Ameritrade, Inc. PO Box 2226 Omaha, NE 68103	3,196,739	23.05%

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

SECURITY OWNERSHIP OF MANAGEMENT

To the best knowledge of the Trust, there were no Trustees, Nominees or officers of the Trust who were the owners of more than 1% of the outstanding shares of the Fund on the Record Date.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to the Trust’s Secretary, 1968 N. Lake Ave., #303, Altadena, CA 91001.  Because the Trust has never received a shareholder proposal or a Trustee nomination from a shareholder, the Trust has not adopted a written policy regarding consideration of shareholder proposals or Trustee nominees recommended by shareholders.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this proxy solicitation.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting, the proxy card and any additional materials relating to the meeting, which is anticipated to total between $16,586 and $16,839, will be borne by Vericimetry Advisors LLC.  In addition to solicitation by mail, solicitations also may be made by email, facsimile transmission (“fax”) or other electronic media, or personal contacts. The Trust will request that broker/dealer firms, custodians, nominees and fiduciaries forward proxy materials to the beneficial owners of the shares of record.  Broker/dealer firms, custodians, nominees and fiduciaries may be reimbursed for their reasonable expenses incurred in connection with such proxy solicitation.  In addition officers and employees of the Adviser and its affiliates, without extra compensation, may conduct additional solicitations by telephone, fax, email and personal interviews.

OTHER MATTERS

The Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

COMMUNICATIONS WITH THE BOARD

A shareholder of the Trust wishing to communicate with the Board may do so in writing, signed by the shareholder and setting forth: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund in which the shareholder owns shares; and (iv) if the shares are owned indirectly through a broker or other record owner, the name of the broker or other record owner. These communications should be addressed as follows: Secretary, Vericimetry Funds, 1968 N. Lake Ave., #303, Altadena, CA 91001.

DELIVERY OF VOTING INSTRUCTIONS

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future.  For such requests, call 213-769-8290 or write to Vericimetry Funds at its principal executive office, located at 1968 N. Lake Ave., #303, Altadena, CA 91001.

BY ORDER OF THE BOARD OF TRUSTEES
DR. GLENN S. FREED

President

Dated January 26, 2016

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE.  YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD.  FOR MORE INFORMATION OR ASSISTANCE WITH VOTING, PLEASE CALL 213-769-8290.

Appendix A

VERICIMETRY FUNDS

INVESTMENT MANAGEMENT AGREEMENT

Agreement made this ___ day of ____, 2016 (the “Agreement”) by and between VERICIMETRY FUNDS, a Delaware statutory trust (the “Trust”) consisting of the series set forth in Exhibit A, as may be amended from time to time (each series a “Fund” and, collectively, the “Funds”), and VERICIMETRY ADVISORS LLC (the “Adviser”), an investment adviser registered with the U.S. Securities and Exchange Commission (the “SEC”).

1.            MANAGEMENT SERVICES. The Adviser undertakes to act as an investment adviser of each Fund and shall, subject to the supervision of the Trust's Board of Trustees (the “Board”), direct the investments of the Funds in accordance with the investment objectives, policies and limitations, as provided in the Funds’ Prospectuses or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Funds may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Funds office space and all necessary office facilities, equipment and personnel for servicing the investments of the Funds; and shall pay the salaries and fees of all officers of the Trust, of all Trustees of the Trust who are "interested persons" of the Trust or of the Adviser and of all personnel of the Trust or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Funds, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Funds. The investment policies and all other actions of the Funds are, and shall at all times be, subject to the control and direction of the Board.

The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Trust. The Adviser shall, subject to the supervision of the Board, perform various services for the Funds, including but not limited to: (i) providing the Funds with office space, equipment and facilities (which may be their own) for maintaining their organization; (ii) on behalf of the Funds, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Trust's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Funds’ shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Funds as investment vehicles.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Trust as the Board may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Board with respect to Trust’s policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement.

2.            PORTFOLIO TRANSACTIONS. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Funds and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing portfolio transactions for the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting such transactions if the Adviser determines, in good faith, that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits provided to the Funds. The Adviser will promptly communicate to the officers and Trustees of the Trust such information relating to transactions for the Funds as they may reasonably request.

3.            COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser, as provided in Section 1 of this Agreement, the Trust shall pay to the Adviser the fee set forth in Exhibit A.  The Adviser shall receive the management fee, payable monthly as soon as practicable after the last day of each month.  In the event that this Agreement is terminated at other than a month-end, the fee for such month shall be prorated.

4.            EXPENSES. The Funds will pay all their expenses, which shall include, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Funds’ shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Funds; (viii) all other expenses incidental to holding meetings of the Funds’ shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Funds and other registered investment companies having investment management agreements with the Adviser, of 100% of insurance premiums for fidelity bond  or other coverage specific to the Funds and 40% of any combined policy; (x) their proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which a Fund is a party and the legal obligations with respect to which the Funds may have to indemnify the Trust's Trustees and officers.

5.            REPORTS. The Trust and the Adviser agree to furnish to each other information with regard to their respective affairs as each may reasonably request.

6.            STATUS OF THE ADVISER. The services of the Adviser to the Trust or in respect of the Funds are not to be deemed exclusive, and the Adviser shall be free to render similar services to others as long as its services to the Trust or in respect of the Funds are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

7.            LIABILITY OF ADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Funds or to any shareholders of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Agreement and Declaration of Trust or other organizational document and agrees that the obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to each Fund and its respective assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Funds or any other Funds of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of each Fund under the Agreement and Declaration of Trust or any other organizational document are separate and distinct from those of any and all other Funds.

8.            PERMISSIBLE INTERESTS. Subject to and in accordance with the Agreement and Declaration of Trust and the governing instruments of the Adviser, trustees, officers, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, officers or shareholders, or otherwise, as applicable; directors, officers, agents and shareholders of the Adviser, as applicable, are or may be interested in the Trust as trustees, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise, and the effect of any such interrelationships shall be governed by said organizational documents of the Trust and the organizational documents of the Adviser and the provisions of the Investment Company Act of 1940, as amended.

9.            DURATION AND TERMINATION. This Agreement shall become effective on __________ (the “Effective Date”) and shall continue in effect for two years, and thereafter, only if such continuance is approved at least annually by a vote of the Board, including the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in person, at a meeting called for the purpose of voting for such approval. In addition, the question of continuance of this Agreement may be presented to the shareholders of a Fund; in such event, such continuance shall be effected only if approved by the affirmative vote of the holders of a majority of the outstanding voting securities of that Fund.

This Agreement may be terminated with respect to any Fund at any time without payment of any penalty either by vote of the Board or by vote of the holders of a majority of the outstanding voting securities of that Fund on sixty (60) days’ prior written notice to the Adviser.

Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Agreement, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or, with respect to any Fund, by vote of a majority of the outstanding voting securities of that Fund. This Agreement shall terminate automatically in the event of its assignment.

Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

10.            AMENDMENTS. This Agreement may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the SEC or any rules regulations adopted by, or interpretative releases of, the SEC.  This contract may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the “Commission”) or any rules regulations adopted by, or interpretative releases of, the Commission.

The terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

11.            SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12.            GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to the choice of laws provisions thereof. As used in this Agreement, the terms “assignment,” “interested persons,” and a “majority of the outstanding voting securities” shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19), Section 2(a)(42) of the Investment Company Act of 1940 and Rule 18f-2 thereunder.

IN WITNESS WHEREOF, the parties hereby have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

VERICIMETRY ADVISORS LLC	VERICIMETRY FUNDS

By:	By:
Name:	Name:
Title:	Title:

Exhibit A

NAME OF FUND	FEE
U.S. Small Cap Value Fund	0.50%

Appendix B

VERICIMETRY FUNDS

NOMINATING COMMITTEE CHARTER

Nominating Committee Membership

The Nominating Committee (the "Committee") of Vericimetry Funds (the "Trust") shall be composed of all of the Independent Trustees of the Trust. Management, while not having representatives on the Committee, will nonetheless be expected to have a role in the nominating process by identifying and recommending potential candidates to the Committee for consideration. The Board of Trustees ("Board") may remove or replace any member of the Committee at any time in its sole discretion. The members of the Committee will select chairman of the Committee.

Board Nominations and Functions

1.      The Committee shall recommend nominees to the Board for election to the Board.

The Committee shall evaluate each candidate's experience, qualifications, attributes and skills for Board membership and, with respect to Independent Trustee nominees, the Committee shall evaluate each such nominee's independence from the investment adviser, affiliates of the adviser and other principal service providers. In determining whether a nominee should serve as a Trustee, in light of the Trust's business and structure, the Committee may take into account a wide variety of factors (with no one factor being controlling) in considering candidates for membership on the Board, including (but not limited to): (i) the candidate's knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director/trustee or senior officer of other public companies; (iii) the candidate's educational background; (iv) the candidate's reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the candidate's perceived ability to contribute to the on-going functions of the Board, including the candidate's ability and commitment to attend meetings regularly, review critically, evaluate, question and discuss information provided to him or her, interact effectively with the investment adviser, other service providers, counsel and independent registered public accounting firm, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Trust; and (vii) the contribution that the candidate would be expected to make to the diverse mix of experience, qualification, attributes and skills in light of the existing composition of the Board and any anticipated vacancies or other factors. Additionally, with respect to evaluating candidates to serve as an independent member, the Board shall consider the candidate's ability to qualify as an Independent Trustee for purposes of the Investment Trust Act of 1940, as amended, and any other standards of independence that may be relevant to the Trust.

2.            The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different experiences, qualifications, attributes or skills from those already serving on the Board.

3.            It is currently the policy of the Committee not to consider nominees recommended by shareholders as candidates for Board membership. The Committee will periodically reevaluate the merits of this policy.

Adopted on July 19, 2011

VERICIMETRY FUNDS

SPECIAL MEETING OF SHAREHOLDERS

March 15, 2016

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned, revoking all previous proxies, if any, with respect to the Shares (defined below), hereby appoints Dr. Glenn S. Freed and Christopher Thomas as proxies, each with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Vericimetry Funds (the "Trust") to be held at the offices of Vericimetry Funds on March 15, 2016, at 1968 N. Lake Ave., #303, Altadena, CA, 91001, 9:00 A.M. PST Time, and any adjournments or postponements thereof, all shares of beneficial interest on the proposals set forth on the reverse regarding: (i) the election of four Trustees to the Board of Trustees of Vericimetry Funds, (ii) the approval of a new advisory agreement between the Trust and Vericimetry Advisors LLC and (iii) any other matters properly brought before the Meeting.

This proxy is solicited on behalf of the Trust's Board of Trustees, and may be revoked prior to its exercise by filing with the Secretary of the Trust an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the Meeting.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy. Your signature(s) on this Proxy should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Shareholder Signature________________________________ Date ________________

Joint Shareholder Signature____________________________ Date ________________

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be held on March 15, 2016:
The Notice of Special Meeting and Proxy Statement are available at www.vericimetryfunds.com.

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Please fill in box(es) as shown using black or blue ink. ☒

Proposal 1. To elect the following four individuals as Trustees:

		FOR	ABSTAIN	WITHHOLD
(1)	**Dr. Mendel Fygenson**	☐	☐	☐
(2)	**Brian Wing**	☐	☐	☐
(3)	**Chad Lasdon**	☐	☐	☐
(4)	**Paul Karapetian**	☐	☐	☐

Proposal 2. To approve a new investment advisory agreement between Vericimetry Advisors LLC and Vericimetry Funds, with respect to Vericimetry U.S. Small Cap Value Fund.

FOR	ABSTAIN	AGAINST
☐	☐	☐

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

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